Exhibit 10.26T

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-SECOND AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281) (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Workforce® Express (“WFX") enterprise-wide, excluding commercial subscribers; and

Whereas, as a result of discussions between the parties, the parties agree to amend the WFX ******* maintenance and support fee.

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.

CSG and Customer, upon execution of this Amendment, acknowledge and agree that Schedule F, “Fees,” Section 2, “CSG Products,” Subsection II, “Workforce Express,” subsection D., “Workforce Express Enterprise Interface,” of the Agreement, line item 2. of the fee table and Note 12 shall be deleted in their entirety and replaced as follows:

II.	Workforce Express

Description of Item/Unit of Measure	Frequency	Fee
D. Workforce Express Enterprise Interface (API)
2. WFX Enterprise Interface (API) Maintenance and Support Fee per each block of [*********] WFX transactions or portion thereof (Note 12) (Note 13)
a. Up to and including [*** ******* *********** ******* (***********)] WFX transactions	[*******]	$[********]
b. More than [*** ******* *********** ******* (***********)] WFX transactions	[*******]	$[********]

Exhibit 10.26T

Note 12: By way of example, if Customer had [*********] WFX trransactions in the current billing [*****], the [*******] WFX Enterprise Interface Maintenance and Support Fee would be $[********].  Further, the WFX Enterprise Interface Maintenance and Support Fee is intended to be incremental, not cumulative, so that, for example, if Customer had a transaction volume of [***********] WFX transactions in the current billing [*****], the [*******] WFX Enterprise Interface Maintenance and Support Fee would be $[********] for the [***** *** ******* ***** (***) ****** (*********** / ********* = *** ******)] plus $[********] for the next [****** (**) ****** (*********** * *********** / ********* = ** ******)].

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 4/12/19	Date: 4/15/19